UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2021 (December 15, 2021)

Ceridian HCM Holding Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38467	46-3231686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3311 East Old Shakopee Road
Minneapolis, Minnesota		55425
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 952 853-8100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CDAY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 15, 2021, Ceridian HCM Holding Inc., a Delaware corporation (the “Company”), entered into the Second Amendment (the “Second Amendment”) to the Credit Agreement, dated as of April 30, 2018, by and among the Company, each subsidiary guarantor party thereto, each lender party thereto and Deutsche Bank AG New York Branch, as administrative agent for the lenders (the “Administrative Agent”) and collateral agent for the lenders (as amended by that certain First Amendment to the Credit Agreement, dated as of February 19, 2020, the “Credit Agreement”).

The Second Amendment amends the Credit Agreement to, among other things, (i) extend the maturity date applicable to the Initial Revolving Credit Commitments (as defined in the Credit Agreement) from April 30, 2023 to January 29, 2025, and (ii) change the interest rate for borrowings denominated in Pound Sterling from a LIBOR-based rate to a daily simple SONIA-based rate subject to certain adjustments specified in the Credit Agreement.

The foregoing description of the material terms of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1

Second Amendment to Credit Agreement, dated as of December 15, 2021, by and among Ceridian HCM Holding Inc., a Delaware corporation, as borrower, the lenders party thereto, the other parties party thereto and Deutsche Bank AG New York Branch, as Administrative Agent.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CERIDIAN HCM HOLDING INC.

Date:	December 16, 2021	By:	/s/ Noémie C. Heuland
		Name: Title:	Noémie C. Heuland Executive Vice President and Chief Financial Officer (Principal Financial Officer)